4. Income Taxes (Details - Deferred tax assets)	Dec. 31, 2016 USD ($)
Deferred tax assets:
Federal tax loss carryforward	$ 2,933
Total deferred tax assets	2,933
Valuation allowance	(2,933)
Net Deferred Tax Assets	$ 0